                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File No. 33-28344, File No. 33-29113, File No. 33-41757, File No. 33-59045 and
File No. 33-59081.








Arthur Andersen LLP






Boston, Massachusetts
March 29, 1999